UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

NEW YORK & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-32315 (Commission File Number)	33-1031445 (IRS Employer Identification No.)

330 West 34th Street

9th Floor

New York, New York 10001

(Address of principal executive offices, including zip code)

(212) 884-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change of Independent Registered Public Accounting Firm

(a)                   Dismissal of Independent Registered Public Accounting Firm

As previously reported in the Current Report on Form 8-K, dated May 5, 2016, New York & Company, Inc. (the “Company”) dismissed Ernst & Young LLP as its independent registered public accounting firm (after approval of the Company’s board of directors, as recommended by the Company’s audit committee) effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended April 30, 2016. On May 27, 2016, the Company filed its Quarterly Report on Form 10-Q for the three months ended April 30, 2016, and Ernst & Young LLP’s role as the Company’s independent registered public accounting firm ended.

Ernst & Young LLP’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended January 30, 2016 and January 31, 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended January 30, 2016 and January 31, 2015 and the subsequent interim period through May 27, 2016, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Ernst & Young LLP’s satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ernst & Young LLP with a copy of the above disclosures and requested that Ernst & Young LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Ernst & Young LLP’s letter dated June 3, 2016 is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

(b)                   Newly Engaged Independent Registered Public Accounting Firm

As previously reported in the Current Report on Form 8-K, dated May 5, 2016, the Company engaged BDO USA, LLP as the Company’s new independent registered public accounting firm for the fiscal year ending January 28, 2017 (after approval of the Company’s board of directors, as recommended by the Company’s audit committee). This engagement was effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended April 30, 2016.

During the Company’s two most recent fiscal years ended January 30, 2016 and January 31, 2015 and the subsequent interim period preceding the engagement of BDO USA, LLP, neither the Company nor anyone on its behalf has consulted with BDO USA, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BDO USA, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

16.1  Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission dated June 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK & COMPANY, INC.

/s/ Sheamus Toal
Date: June 3, 2016	Name:	Sheamus Toal
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission dated June 3, 2016